UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2012

AMERICAN REALTY CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35439	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of principal executive offices)

(646) 937-6900
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously disclosed, the board of directors of American Realty Capital Trust, Inc. (the “Company”) authorized, and the Company declared, an annual dividend of $0.715 per share. The Company’s dividend will be paid monthly to stockholders of record at the close of business on the 8th day of each month, payable on the 15th day of such month. Accordingly, on November 15, 2012, the Company will pay its November dividend in an amount equal to $0.05958 per share to stockholders of record at the close of business on November 8, 2012.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated October 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

October 26, 2012	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and President